Exhibit 99.1

Covetrus Announces Appointment of Matthew Leonard as Executive Vice President,

President North America and Global Supply Chain Officer

Leonard Brings Significant Expertise in Technology, Procurement and Supply Chain

PORTLAND, MAINE, March 26, 2019 — Covetrus (NASDAQ: CVET), global leader in animal-health technology and services, announced today that Matthew Leonard has been named Executive Vice President, President North America and Global Supply Chain Officer effective April 8, 2019. In his role, Leonard will lead the North American customer operations business in Dublin, Ohio and be responsible for leading the company’s global manufacturer relationships. Leonard will report directly to Chief Executive Officer Benjamin Shaw and will serve on the company’s executive leadership team.

“Matt’s extensive leadership and experience in healthcare services, manufacturer partnerships and global pharmaceutical supply chain will be a significant asset to our organization as we execute on our mission as a new company,” said Shaw. “Driving a differentiated value proposition for our North American veterinary practice customers and coordinating our scope of capabilities globally will enable us to capitalize on the significant number of growth opportunities we have in front of us.”

Leonard joins Covetrus from CVS Health after more than two decades of service, most recently as EVP of Pharmaceutical Contracting, Purchasing & Managed Care. Leonard was also President and Chairman of the Board of Red Oak Sourcing, LLC, the largest generic drug purchasing entity in the United States, where he oversaw all aspects of CVS Health’s generic sourcing venture with Cardinal Health. During his tenure, Leonard led strategy and operations for CVS’ pharmaceutical purchasing program and was responsible for the company’s relationships with pharmaceutical manufacturers and wholesalers. Leonard also architected and executed strategies to drive operational excellence throughout the supply chain, including purchasing efficiencies tied to numerous M&A transactions CVS Health completed over the last two decades.

“I am excited by the future of Covetrus as we seek to unlock significant value to not only our veterinary practice customers and their clients, but our manufacturer partners across the globe,” said Leonard. “We have an incredible opportunity here in North America, and I am looking forward to joining this exceptional team and finding new ways to drive enhanced growth and operational excellence across the organization.”

Leonard received a Bachelor of Science in Pharmacy from the University of Rhode Island and is a registered pharmacist.

About Covetrus

Covetrus is a global animal-health technology and services company dedicated to empowering veterinary practice partners to drive improved health and financial outcomes. We’re bringing together products, services, and technology into a single platform that connects our customers to the solutions and insights they need to work best. Our passion for the well-being of animals and those who care for them drives us to advance the world of veterinary medicine. Covetrus is headquartered in Portland, Maine, with more than 5,000 employees, serving over 100,000 customers around the globe. For more information about Covetrus visit https://www.covetrus.com/.

Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements about our future financial and operating results, plans, objectives, expectations, intentions, and hiring of new executives and employees. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, risks associated with the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the transaction that created Covetrus; the potential impact of the consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates, and those additional risks and factors discussed in our Registration Statement on Form S-1 filed on February 7, 2019, including those discussed under the heading “Risk Factors.” Our forward-looking statements are based on current beliefs and expectations of our management team and, except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release, whether as a result of new information, future developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

CONTACT

For Investors:

Nicholas Jansen, Vice President, Investor Relations, nicholas.jansen@covetrus.com, (888) 280-2221, x1103

For Media:

Kiní Schoop, Director, Public Relations, kini.schoop@covetrus.com, (207) 550-8018